Supplement dated March 19, 2018
to the Prospectus and Statement of Additional Information (SAI), each as supplemented, of the following fund:
Fund	Document Dated
Columbia Funds Variable Series Trust II
Variable Portfolio - BlackRock Global Inflation-Protected Securities Fund (the Fund)	Prospectus: 5/1/2017 SAI: 1/2/2018
Effective immediately, the portfolio manager information under the caption “Fund Management” in the “Summary of VP - BlackRock Global Inflation-Protected Securities Fund" section of the Prospectus is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Akiva Dickstein	Managing Director of BlackRock	Portfolio Manager	March 2018
The rest of the section remains the same.
Effective immediately, the portfolio manager information under the caption “Portfolio Management - Portfolio Manager” in the “More Information About VP - BlackRock Global Inflation-Protected Securities Fund" section of the Prospectus is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Akiva Dickstein	Managing Director of BlackRock	Portfolio Manager	March 2018
Mr. Dickstein joined BlackRock in 2009. He currently serves as Managing Director of BlackRock, Inc., is Head of Customized Core Portfolios within BlackRock’s Americas Fixed Income Alpha Strategies, and is a member of the Americas Fixed Income Executive Team. Prior to his current role, Mr. Dickstein was the lead manager on BlackRock’s mortgage portfolios. He began his investment career in 1993 and earned a B.A. in economics from Yale University and an M.A. in physics from Princeton University.
The rest of the section remains the same.
Effective immediately, the information under the subsection "The Investment Manager and Subadvisers – Portfolio Managers" in the "Investment Management and Other Services" section of the SAI for the above mentioned Fund has been superseded and replaced with the following:

Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and type of account*	Approximate Total Net Assets	Performance Based Accounts**	Potential Conflicts of Interest	Structure of Compensation
Information is as of December 31, 2016, unless otherwise noted
VP – BlackRock Global Inflation-Protected Securities Fund	BlackRock: Akiva Dickstein(j)	7 RICs 14 PIVs 95 other accounts	$7.47 billion $5.41 billion $45.90 billion	None	BlackRock	BlackRock
*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**	Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(j)	The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of December 31, 2017.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
S-6466-303 A (3/18)